                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  ____________


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 23, 1995
                                                  -------------


                           Merrill Lynch & Co., Inc.
            -------------------------------------------------------

             (Exact name of Registrant as specified in its charter)

   Delaware                  1-7182                    13-2740599
-----------------        ------------              ------------------
(State or other          (Commission               (I.R.S. Employer
jurisdiction of          File Number)              Identification No.)
incorporation)



World Financial Center,  North Tower, New York, New York  10281-1220
--------------------------------------------------------------------
        (Address of principal executive offices)          (Zip Code)


Registrant's telephone number including area code: (212) 449-1000
                                                   --------------


_________________________________________________________________
(Former name or former address, if changed since last report.)

   Item 5.  Other Events
   ---------------------

        Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 33-52647) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission (the Registration
   Statement ) covering the   Greater of U.S. Dollar/Deutsche Mark--U.S.
   Dollar/Japanese Yen Put Currency Warrants, Expiring May 15, 1997 (the "Warrants") issuable under a Warrant Agreement dated as of May 23, 1995 between ML & Co. and Citibank, N.A. (the "Warrant Agreement"). ML & Co. will issue 1,250,000 Warrants pursuant to the Warrant Agreement. The exhibits consist of the form of the Warrant Agreement (including a form of the Warrant) and an opinion of counsel relating to the Warrants.

   Item 7.  Financial Statements, Pro Forma Financial Information
   --------------------------------------------------------------
            and Exhibits
            ------------

                                    EXHIBITS

        (4) Instruments defining the rights of security holders, including indentures.

                       Form of Warrant Agreement dated as of May 23, 1995, including a form of the Warrant.

        (5) & (23) Opinion re: legality; consent of counsel.

                       Opinion of Brown & Wood relating to the   Greater of U.S.
                       Dollar/Deutsche Mark--U.S. Dollar/Japanese Yen Put Currency Warrants, Expiring May 15, 1997 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Warrants).

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                          MERRILL LYNCH & CO., INC.
                                      ---------------------------------
                                                (Registrant)


                                      By:     /s/ Theresa Lang
                                         _____________________________
                                                  Theresa Lang
                                             Senior Vice President
                                                  and Treasurer


   Date:   May 23, 1995

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                           MERRILL LYNCH & CO., INC.



                         EXHIBITS TO CURRENT REPORT ON
                          FORM 8-K DATED  MAY 23, 1995



                                                   Commission File Number 1-7182

                                 Exhibit Index
                                 -------------

   Exhibit No.  Description                                Page
   -----------  -----------                                ----

   (4) Instruments defining the rights of security holders including indentures.

                  Form of Warrant Agreement dated as of May 23, 1995, including a form of the Warrant.

   (5) & (23)     Opinion re: legality; consent of counsel.

                  Opinion of Brown & Wood relating to the Greater of U.S. Dollar/Deutsche Mark--U.S. Dollar/Japanese Yen Put Currency Warrants, Expiring May 15, 1997 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Warrants).

                                       2